                                                                 Exhibit (d)(24)

(ING FUNDS LOGO)


Mary Ann Fernandez
Senior Vice President
Aeltus Investment Management, Inc.
10 State House Square
Hartford, CT 06103-3602


                                       July 2, 2003


      Pursuant to Section 1 of the Sub-Adviser Agreement dated May 9, 2001, as amended, between ING Investments, LLC (successor by merger to ING Pilgrim Investments, LLC) and Aeltus Investment Management, Inc. (the "Agreement") we hereby notify you of our intention to retain you as Sub-Adviser to render investment advisory services to ING Principal Protection Fund VIII, a newly established series of ING Equity Trust (formerly Pilgrim Equity Trust), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding the "ING Principal Protection Fund VIII" to Schedule A of the Agreement. The Amended and Restated Schedule A, with the annual investment management fees indicated for the series, is attached hereto.

      Please signify your acceptance to act as Sub-Adviser under the Agreement with respect to ING Principal Protection Fund VIII by signing below.

                                       Very sincerely,


                                       Michael J. Roland
                                       Executive Vice President
                                       ING Investments, LLC

ACCEPTED AND AGREED TO:
Aeltus Investment Management, Inc.


By___________________________
     Mary Ann Fernandez
     Senior Vice President

                          FORM OF AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                              SUB-ADVISER AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                                       AND

                       AELTUS INVESTMENT MANAGEMENT, INC.

                                     ANNUAL INVESTMENT                     LAST CONTINUED/
SERIES                                 MANAGEMENT FEE                     APPROVED BY BOARD             REAPPROVAL DATE
-------------                ---------------------------------            -----------------            -----------------
ING Principal                Offering Phase             0.125%            May 9, 2001                  May 9, 2003
Protection Fund              Guarantee Period            0.40%
                             Index Plus
                             LargeCap Period             0.30%

ING Principal                Offering Phase             0.125%            November 2, 2001             September 1, 2003
Protection Fund II           Guarantee Period            0.40%
                             Index Plus
                             LargeCap Period             0.30%

ING Principal                Offering Phase             0.125%            February 26, 2002            September 1, 2003
Protection                   Guarantee Period            0.40%
Fund III                     Index Plus
                             LargeCap Period             0.30%

ING Principal                Offering Phase             0.125%            May 24, 2002                 September 1, 2003
Protection                   Guarantee Period            0.40%
Fund IV                      Index Plus
                             LargeCap Period             0.30%

ING Principal                Offering Phase             0.125%            August 20, 2002              September 1, 2003
Protection                   Guarantee Period            0.40%
Fund V                       Index Plus
                             LargeCap Period             0.30%

                                     ANNUAL INVESTMENT                     LAST CONTINUED/
SERIES                                 MANAGEMENT FEE                     APPROVED BY BOARD             REAPPROVAL DATE
-------------                ---------------------------------            -----------------            -----------------
ING Principal                Offering Phase             0.125%            November 22, 2002            September 1, 2004
Protection                   Guarantee Period            0.40%
Fund VI                      Index Plus
                             LargeCap Period             0.30%

ING Principal                Offering Phase            0.1125%            November 22, 2002            September 1, 2004
Protection                   Guarantee Period            0.36%
Fund VII                     Index Plus
                             LargeCap Period             0.27%

ING Principal                Offering Phase            0.1125%            November 22, 2002            September 1, 2004
Protection                   Guarantee Period            0.36%
Fund VIII*                   Index Plus
                             LargeCap Period             0.27%

----------

* This Amended and Restated Schedule A will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.